Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Marc Benioff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of salesforce.com, inc. on Form 10-K for the fiscal year ended January 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of salesforce.com, inc.

/s/ MARC BENIOFF
Marc Benioff Chairman of the Board of Directors and Chief Executive Officer

Based on my knowledge, I, Steve Cakebread, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of salesforce.com, inc. on Form 10-K for the fiscal year ended January 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of salesforce.com, inc.

/s/ STEVE CAKEBREAD
Steve Cakebread Chief Financial Officer